PERFORMANCE CALCULATION

                                        COLONIAL NEWPORT JAPAN  FUND - CLASS A

                                               Year End: 8/31/96

                                             Inception Date: 6/3/96



                                               SINCE INCEPTION
                                             6/03/96 TO 8/31/96

                                         Standard          Non-Standard


    Initial Inv.                         $1,000.00             $1,000.00
    Max. Load                                 5.75%

    Amt. Invested                          $942.50             $1,000.00
    Initial NAV                             $10.00                $10.00
    Initial Shares                          94.250               100.000

    Shares From Dist.                        0.000                 0.000
    End of Period NAV                        $9.71                 $9.71

    Total Return                             -8.46%                -2.90%

    Average Annual
     Total Return                              N/A                   N/A




     10/18/96

                                       PERFORMANCE CALCULATION

                                  COLONIAL NEWPORT JAPAN FUND - CLASS B

                                          Year End: 6/30/96

                                       Inception Date: 6/3/96




                                         SINCE INCEPTION
                                       6/03/96 TO 8/31/96
                                    Standard       Non-Standard


 Initial Inv.                       $1,000.00        $1,000.00

 Amt. Invested                      $1,000.00        $1,000.00
 Initial NAV                           $10.00           $10.00
 Initial Shares                       100.000          100.000

 Shares From Dist.                      0.000            0.000
 End of Period NAV                      $9.69            $9.69

 CDSC*                                   4.85%
 Total Return                           -7.95%           -3.10%

 Average Annual
  Total Return                            N/A              N/A

  * Due to the decrease in NAV from the beginning of the period, the CDSC has been adjusted according to the prospectus.


 10/18/96


                                                   PERFORMANCE CALCULATION

                                         COLONIAL NEWPORT JAPAN  FUND - CLASS D

                                                       Year End: 8/31/96

                                                     Inception Date: 6/3/96



                                                       SINCE INCEPTION
                                                     6/03/96 TO 8/31/96

                                                 Standard       Non-Standard


  Initial Inv.                                  $1,000.00         $1,000.00
  Max. Load                                          1.00%

  Amt. Invested                                   $990.00         $1,000.00
  Initial NAV                                      $10.00            $10.00
  Initial Shares                                   99.000           100.000

  Shares From Dist.                                 0.000             0.000
  End of Period NAV                                 $9.69             $9.69

  CDSC*                                              0.96%
  Total Return                                      -5.03%            -3.10%

  Average Annual
   Total Return                                    N/A              N/A

   * Due to the decrease in NAV from the beginning of the period, the CDSC has been adjusted according to the prospectus.


   10/18/96

                                                    PERFORMANCE CALCULATION

                                         COLONIAL NEWPORT JAPAN  FUND - CLASS Z

                                                       Year End: 8/31/96

                                                     Inception Date: 6/3/96



                                                       SINCE INCEPTION
                                                     6/03/96 TO 8/31/96

                                                Non-Standard


  Initial Inv.                                  $1,000.00
  Max. Load

  Amt. Invested                                 $1,000.00
  Initial NAV                                      $10.00
  Initial Shares                                  100.000

  Shares From Dist.                                 0.000
  End of Period NAV                                 $9.72


  Total Return                                      -2.80%

  Average Annual
   Total Return                                    N/A






     10/18/96